Zep Zep Inc. Inc. Company Overview Company Overview May 2009 May 2009 Copyright 2009. Zep Inc. - All rights reserved. Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience and the historical experience of Acuity Brands, Inc. (our parent company prior to our spin-off from Acuity Brands on October 31, 2007)  as well as management’s present expectations or projections. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the items mentioned.
These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance.  Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: underlying assumptions or expectations related to customer and supplier relationships and prices; competition;
ability to realize anticipated benefits from initiatives and timing of benefits; market demand; litigation and other contingent liabilities, such as environmental matters; and economic, political, governmental, technological, and natural disaster related factors affecting Zep's operations, tax rate, markets, products, services, and prices, among others. For a description of additional risks, and uncertainties, please refer to the Company’s filings with the Securities and Exchange Commission, including its Form 10–K for 2008 year end. The discussion under the heading “Risk Factors” in part one, item 1A of the 2008 Form 10-K is specifically incorporated by reference into this presentation.
We assume no obligation and do not intend to update these forward-looking statements.
Forward-Looking Statements
Copyright 2009. Zep Inc. - All rights reserved.

Company History
1896
Selig founded
1937
Zep Founded
1962
Zep merges w/
Nat’l Linen to
form NSI
1997
NSI acquires Enforcer
Products
2001
NSI spins off Lighting
& Chemicals to form
Acuity Brands
2007
Acuity Brands spins
off Chemicals to
form Zep Inc.
A leading provider of innovative cleaning and maintenance solutions for
Institutional, Industrial and Commercial end users

. . . Over 100 years old
Copyright 2009. Zep Inc. - All rights reserved.

Company Assets
Broad Product
Offering
Powerful,
Effective Brands
Stable Cash
Flow
Strong Sales
Network and
Technical Support
2,300+ High
Performance
Industrial Strength
Formulas
Multiple  Sales
Channels
Copyright 2009. Zep Inc. - All rights reserved.
Leading  Player
in Key Markets
270,000+
Customers
Geographic
Diversity (operating
in six countries)
Zep’s competitive advantage … providing “Superior Solutions”

The “Superior Solutions” Advantage
Highly trained & experienced
sales force
Technical & regulatory
knowledge
Access to dedicated technical
experts
R&D focused on innovative
solutions
Better chemical formulations
Comprehensive product
portfolio
Environmentally friendly
GreenLink
™
EnviroEdge
™
Superior
Solutions
Highly Effective Products
Sales Professionals
Technical Support
Copyright 2009. Zep Inc. - All rights reserved.

Industry and Business Overview
US Cleaning Maintenance Chemicals Market ($bn)
I&I
Distribution
$6.4
42%
I&I Direct
$3.2
21%
Retail
$5.5
37%
Est. $15 bn US Market
Source: Kline, Mintel, Company analysis
Growth approximated at GDP
Minimal cyclicality
Industrial & Institutional (I & I) market:
– 4 large national players
– More than 1,000 regional and local competitors
Favorable demand drivers:
– Increasing regulation, health & safety concerns,
and environmental awareness
Retail
14%
Distribution
2%
I&I Direct
84%
2008 Sales
of $575mm
Zep Leading Market Positions
Transportation – One of the top suppliers in both vehicle
maintenance and vehicle wash markets
Food processing and service – One of the top suppliers in
meat processing; no. 2 in baking; no.3 in poultry processing
Industrial – No. 1 janitorial supplier in manufacturing
Government – One of the top suppliers in
government/schools
Hospitality/healthcare – Small but growing area for Zep
Contractors/homeowners – Largest supplier of industrial
cleaning chemicals to The Home Depot
Zep Market Breakdown (% of Revenues)
Strong opportunity
to expand further
into industrial
distribution and
consumer retail
channels
Copyright 2009. Zep Inc. - All rights reserved.

Superior Solutions

•Top quartile financial performance
Expand margins

Grow share with existing and new customers
Vision
We will be a leading provider of
innovative, environmentally
sustainable cleaning and maintenance
solutions for commercial, industrial
and consumer end users.
Copyright 2009. Zep Inc. - All rights reserved.
Profitable Growth Strategy

Become
Acquisitive
Invest in
International
Enter Industrial
Distribution
Expand Retail
Presence
Simplify &
Improve Core

Superior Solutions

I.D. Clean
Soy Cling
Multi-Clean Green
Cherry
Smokescreen
Shell Shock
Soy Punch
Soy Punch

Simplify and Improve the Core
Strategies Underway to Enable Profitable Growth
Demand Shaping
Goal: Reduce portfolio complexity
Eliminated over 50% of Chemical SKU’s
Increased minimum order size
Outsourced non-chemicals
Lean
Focus on cycle time and inventory
Expand and Leverage Sales Force
Eliminate underperformers
New hiring model
Establish inside operations
New Product Vitality
Innovation of environmental products
- GreenLink™
- EnviroEdge™
Copyright 2009. Zep Inc. - All rights reserved.

Simplify and Improve the Core
(continued)
– Consolidated five branches in the last
twelve months
– Up to six more branches to be
consolidated
– One regional distribution center to open
near Allentown, PA during Fiscal 2009
– Longer term plan to implement
regionalized chemical blending facilities
North American Manufacturing and Distribution Strategy (NAMADS)
Goal:  Create a regionalized, co-inhabited manufacturing and distribution structure
Key
Manufacturing/Distribution
Distribution Site Only
Copyright 2009. Zep Inc. - All rights reserved.
80% of products manufactured in Metropolitan Atlanta

Zep
Superior Solutions

ZEP COMMERCIAL

ENFORCER

RED MAX PRO

Rubbermaid

Glass Cleaner
Citrus Degreaser

20

Expand Retail Presence
Strategies Underway to Accelerate Growth by Broadening Market Presence
Copyright 2009. Zep Inc. - All rights reserved.
Zep Commercial and Enforcer product lines
Expand Zep Commercial to additional
retailers serving fundamentally different
markets
- True Value Hardware
- Ace Hardware
- Automotive Aftermarket
Increase end-market penetration through
well-known customer base
The Home Depot
Wal-Mart; Lowes;
Menards
Lowes
Menards

Zep

Superior Solutions

All Purpose, Acid Bathroom Cleaner
Z-Tread Heavy-Duty Floor Stripper

GRAINGER
FOR THE ONES WHO GET IT DONE

LSS
LAB SAFETY SUPPLY

GraybaR

R3 RELIABLE REDISTRIBUTION RESOURCE

VWR

THE UNITED GROUP

Zep Professional product line
• Full line of professional strength products designed for
a wide range of applications and end-markets
– MRO (maintenance and repair operations)
– Jan San (janitorial/sanitary)
– Redistribution
– Electrical
– Health Sciences
Partnered with 6 world-class distributors
Early 2009 – signed 21 local/regional
distributors; 11 pending
Enter Industrial Distribution
Strategies Underway to Improve Customer Reach via Distributor Partnerships
Copyright 2009. Zep Inc. - All rights reserved.

Superior Solutions

EUROPE
EUROPEAN UNION
EU Member States
EU New Members 2004
EU Candidates
EFTA Member States
© Nations Online Project
Greenland Sea
ICELAND
Norwegian Sea
Faroe Islands
NORGE
NORWAY
SVERIGE
SWEDEN
SUOMI
FINLAND
Gulf of Bothnia
RUSSIA
ESTONIA
LATVIA
LITHUANIA
Baltic Sea
North Sea
Atlantic Ocean
EIRE
IRELAND
UNITED KINGDOM
London
English Channel
DANMARK
DENMARK
DEUTSCHLAND
GERMANY
BELGIUM
POLAND
BELARUS
UKRAINE
CZECH REPUBLIC
SLOVAKIA
Österreich
Austria
HUNGARY
ROMANIA
BULGARIA
Black Sea
FRANCE
Switzerland
Bay of Biscay
PORTUGAL
ESPAÑA
SPAIN
ITALIA
ITALY
Adriatic Sea
Tyrrhenian Sea
Ionian Sea
Mediterranean Sea
ΕΛΛΑΣ
GREECE
Aegean Sea
CRETE
ASIA
TURKEY
AFRICA
MALTA

Benelux
Italy
Vision for Europe . . .
Drive core Italian business
Integrate European business
Expand geographically
International Strategy
Current
European
Locations
Copyright 2009. Zep Inc. - All rights reserved.

Financial Overview Financial Overview Copyright 2009. Zep Inc. - All rights reserved.

Long-Term Financial Objectives
Revenue growth in excess of market growth
Distribution expansion produces 10-15% of total revenue
Target of 50 bp annualized operating margin
improvement
11-13% annualized EPS improvement
ROIC target of 15%+
Copyright 2009. Zep Inc. - All rights reserved.

$524
$535
$552
$566
$575
2004 2005 2006 2007 2008
Net Sales --- relatively flat;
increases primarily due to pricing;
partially offset by volume losses
Adjusted EBITDA
(1)
achieved little growth
… Significantly Below Peers
Historical Financial Situation
($ millions)
Zep underperforming industry … company transformation required
Copyright 2009. Zep Inc. - All rights reserved.
Net Income
Adj
. EBITDA
(1) See appendix for reconciliation of adjusted EBITDA.
$44.2
$48.7
$48.6
$43.7
$45.7
$16.3
$14.1
$21.3
$23.1
$20.3
8.4%
9.1%
8.8%
7.7%
8.0%
2004 2005 2006 2007 2008

Performance During
Economic Downturns
Historically…
Strong cash flow generated during economic downturns
Ability to pass through raw material price increases in core, direct business
Many of Zep’s product categories have been relatively stable in various economic conditions
Operating in Today’s Market…
Unprecedented volatility in energy-related raw material costs
Lower order rates from numerous end-market segments
Seasonal inventory impact from Retail and Industrial partners
Challenging pricing environment
Copyright 2009. Zep Inc. - All rights reserved.

$133.2
$114.6
$276.7
$243.8

$2.4
$(.2)
$8.7
$(.6)

Second Quarter 2009 Results
Please see appendix for a reconciliation of Adjusted Net Income. Net (loss) income for 2Q of fiscal years 2009 and 2008 was $(0.9) m and $1.9 m, respectively. Net (loss) income for the 1H of fiscal years 2009 and 2008 was $(2.5) m and $8.2 m, respectively.
($ millions)
Adjusted Net Income
($ millions)
Revenue
Factors Impacting Fiscal 2Q’09 Results:
Global recession
Lower orders from virtually all market verticals,
except retail
Slower than expected order rates from
industrial distribution partners; $700,000 in
stocking orders
Continued high raw material costs despite
broader commodity cost declines; expect $10-
11 million in annualized savings beginning in
Fiscal 2010
Reduced non-sales headcount by 11.3%
Initiated several temporary measures including
suspension of 401(k) match and compensation
reductions for key executives
Cost containment strategies only mitigated a
portion of gross profit shortfall
Initially, inconsistent results expected as various restructuring initiatives are undertaken
-11.9%
- 13.9%
2Q
YTD
2008
2009
2Q YTD
2008
2009
Copyright 2009. Zep Inc. - All rights reserved.

Balance of Fiscal 2009
and 2010 Expectations
Balance of Fiscal 2009
– Total sales could be 10-15% below last year
– Expected to be profitable in the third and fourth quarters, before restructuring charges
– Expect to generate positive cash flow from operations during 2H’09
– Due to transformation initiatives, uncharacteristically high raw material prices and the economic slowdown, we  anticipate results to be substantially below Fiscal 2008 after adjusting for restructuring charges
Fiscal 2010
– Raw Material Savings
• $10 - $11 million in annualized raw material savings fully realized beginning in 2010
– Cost Reductions
• $7 million identified during Fiscal 2009 to be implemented by Q1 of Fiscal 2010
– Cost containment initiatives should enable Zep to be profitable each quarter even without revenue growth
– EBIT Margins nearly double those achieved in Fiscal 2009 before restructuring charges; albeit not at Fiscal 2008 levels
– Every 1% of revenue growth expected to yield incremental 30 basis points in EBIT margin improvement

Copyright 2009. Zep Inc. - All rights reserved.

Strong Cash Flow Generation
Use-of-Cash Strategies
Fund normal operations
Fund quarterly dividend
Invest in Strategic Growth Initiatives
Pay down long-term debt
($ millions)
Net Cash Provided by
Operating Activities
Capital Expenditure Free Cash Flow

Strong Free Cash Flow (FCF) - an important characteristic of the Zep business model
Average FCF of approximately $22M over the last four years
Noteworthy FCF generation despite investments in Strategic Growth Initiatives
Baseline level of capital expenditures of $8 - $10M expected for fiscal 2009;
Flexibility to reduce if economic conditions dictate
$0.0
$10.0
$20.0
$30.0
$40.0
2005 2006 2007 2008
$12.9
$21.7
$34.6
$28.5
$5.5
$23.0
$30.9
$5.8
$25.1
$26.4
$9.2
$17.2
Copyright 2009. Zep Inc. - All rights reserved. Free Cash Flow is defined as Net Cash Provided by Operating Activities less Capital Expenditures.

Debt Financing
$100 million, 5-year Revolving Credit
Facility
$7.2 million assumption of IRB debt
$20MM interest rate swaps at  3.2% -
3.5% due June 2010
(1) As defined in our credit agreement, which states that adjusted EBITDA is equal to
EBITDA plus certain non-cash items.
Total Debt/Credit Agreement
Adjusted EBITDA(1)
Capital Structure as of February 28, 2009
Capitalization
($ millions)
Liquidity - a source of strategic flexibility
Untapped capacity of approximately $34 million on revolving credit facility
Additional capital to pursue profitable growth
Copyright 2009. Zep Inc. - All rights reserved.
3.03
Cash $9.3
Borrowings $63.2
Assumption of existing debt
- IRB $7.2
Total Debt $70.4
Total Equity $89.9
Total Capitalization $160.3
Total Debt/Total                            40%
Capitalization (net of cash)

Superior Solutions

ZEP INC
as of 4/29/2009
spx
154.78
128.98
116.08
103.19
90.29
77.39
64.49
51.59
38.69
$24.00
19.70
17.53
15.46
13.27
11.19
9.18
7.21
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2009
Feb
Mar
Apr
861.37 Th
689.10
516.82
344.55
172.27
0.00
Vol Up
Vol Down

EDGAR Online

Zep Historical Stock Chart
Zep Inc. Stock price held relatively firm during calendar year 2008 overall market decline . . .
. . . Q1 “miss” accelerated stock freefall
52 week range $6.63 - $21.80 per share
Copyright 2009. Zep Inc. - All rights reserved.

Appendices Appendices Copyright 2009. Zep Inc. - All rights reserved.

Zep Board of Directors
and Management
Management
Name
John K. Morgan Chairman, President & CEO 30 yrs; Acuity Lighting Bus; Team grew revenues from
$600mm to $2bn
Mark R. Bachmann EVP & Chief Financial Officer 12 yrs; Acuity Brands; President: Enforcer Products
Robert P. Collins VP & Chief Administrative Officer VP & CHRO: Serologicals Corp.
David A. Korn VP & Chief Compliance Officer VP-Compliance: Acuity Brands; 8 yrs: American Airlines
C. Francis Whitaker, III VP, General Counsel & Secretary VP & General Counsel: Acuity Brands; 11 yrs: private law firms
Stanley R. Weller, Ph.D. VP & Chief Technology Officer 18+ yrs; Increasing roles in research & development during tenure
Title
Name
Board of Directors
Title
Veronica Biggins Director: HNCL Search; Avnet Corp. & AirTran Holdings Inc.
Earnest W. Deavenport, Jr. Retired Chairman & CEO: Eastman Chemical Co.; Former Director Acuity Brands; Director: King
Pharmaceuticals, Inc. &Regions Financial Inc.
O.B. Grayson Hall, Jr. Vice Chairman & Director: Regions Financial Corporation
Sidney J. Nurkin Retired Partner: Alston & Bird, LLP.  Director: Dayton Superior Corp.
Joseph Squicciarino CFO: King Pharmaceuticals, Inc. Formerly, CFO-N. America: Revlon, Inc.; CFO-Int’l: Revlon International, Inc.
Group & Controller, Pharmaceuticals-Europe, Middle East, Africa: Johnson & Johnson
Timothy T. Tevens President, CEO & Director: Columbus McKinnon Corp. Director: ISMA
Copyright 2009. Zep Inc. - All rights reserved.

Adjusted EBITDA Reconciliation
Annual . . .
Quarterly . . .
Copyright 2009. Zep Inc. - All rights reserved.
($ millions)
2004 2005 2006 2007 2008
Net Income $20.3 $23.1 $21.3 $14.1 $16.3
Interest Expense, net 1.7 2.6 4.4 5.0 2.8
Provisions for Income Taxes 14.9 12.0 14.5 10.8 9.7
Depreciation and Amortization 8.2 9.1 8.4 7.1 6.9
EBITDA (unaudited) 45.2 46.8 48.6 36.9 35.7
Non-recurring environmental charges - - - 6.8 -
Special charge - 4.5 - - 10.0
Gain on sale of National Chemical business (1.0) (0.5) - - -
Gain on sale of facilities - (2.1) - - -
Adjusted EBITDA (unaudited) $44.2 $48.7 $48.6 $43.7 $45.7
Years Ended August 31,
Q1 Q2 Q1 Q2 Q3 Q4
Net (Loss) Income ($1.5) ($0.9) $6.3 $1.9 $0.2 $8.0
Net Interest Expense 0.6 0.4 1.1 0.8 0.5 0.5
Depreciation / Amortization 1.7 1.7 1.6 1.7 1.8 1.8
Income Taxes (0.9) (0.6) 3.5 1.0 0.3 4.8
EBITDA ($0.2) $0.6 $12.5 $5.4 $2.8 $15.1
Adjustments
Seaboard Remediation Reserve - - - - - -
Restructuring 1.9 1.1 - 0.8 7.8 -
Inventory Write-Off - - - - 1.2 -
Waste Haul - - - - 0.3 -
Total Adjustments 1.9 1.1 0.8 9.3 -
Adjusted EBITDA (unaudited) $1.7 $1.7 $12.5 $6.2 $12.1 $15.1
FY09 FY08
-

Adjusted Net Income and
EPS Reconciliation
($ millions)
Three Months Ended Six Months Ended Year Ended
February 28 February 28 August 31
2009 2008 2009 2008 2008 2007
Reported (GAAP) Net (Loss) Income ($942) $1,907 ($2,487) $8,187 $16,322 $14,083
Restructuring Charges, net of tax 695 476 1,888 476 5,389 0
Discontinued Inventory Charge, net of tax 0 0 0 0 955 0
Environmental Charges, net of Tax 0 0 0 0 0 5,290
Adjusted Net Income ($247) $2,383 ($599) $8,663 $22,666 $19,373
Reported (GAAP) Diluted Earnings Per Share ($0.04) $0.09 ($0.12) $0.39 $0.77 $0.68
Restructuring Charges, net of tax 0.03 0.02 0.09 0.02 0.25 0.00
Discontinued Inventory Charge, net of tax 0.00 0.00 0.00 0.00 0.05 0.00
Environmental Charges, net of Tax 0.00 0.00 0.00 0.00 0.00 0.25
Adjusted Diluted Earnings Per Share ($0.01) $0.11 ($0.03) $0.41 $1.07 $0.93
Copyright 2009. Zep Inc. - All rights reserved.

Adjusted EBIT Reconciliation
Copyright 2009. Zep Inc. - All rights reserved.
($ millions)
Reported
FY2008
Restructuring
Charges
Adjusted
FY2008
(unaudited)
Net Sales $    574.7 $    574.7
Adjusted Cost of Goods Sold 251.5 (1.2) 250.3
Gross Profit 323.2 324.4
Adjusted Selling, Distribution and Administrative 294.2 (8.8) 285.4
Miscellaneous expense, net 0.2 0.2
Adjusted EBIT $     28.8 $10.0 $      38.8
Gross Profit % 56.2% 56.5%
SD&A % 51.2% 49.7%
EBIT % 5.0% 6.8%

Return on Invested
Capital Reconciliation
(1) Voluntary Environmental Remediation Reserve
(2) Operating profit after tax divided by beginning of year total non-cash assets less non-interest bearing liabilities
Copyright 2009. Zep Inc. - All rights reserved.
Restructuring &
($ millions) Other Special Adjusted Environmental Adjusted
FY2008 Charges FY2008 FY2007 Charges FY2007
(unaudited) (unaudited)
Return on Invested Capital
Adjusted Operating Profit $29.1 $10.0 $39.1  $29.6 $6.8 $36.4
Tax Rate 37.2% 43.3% 39.6%
Adjusted Operating Profit after Taxes 18.3 6.3 24.6 16.7 5.3 22.0
Invested Capital (beginning of year
balances)
Non-Cash Total Assets 240.3 240.3 240.2 240.2
Non-Interest Bearing Total Liabilities 99.6 (4.1)
(1)
88.2 92.3 92.3
Total Invested Capital 140.7 152.1 147.9 147.9
ROIC
(2)
12.9% 16.2% 11.3% 14.8%

Non-GAAP Disclosure
• This presentation includes the following supplemental non-GAAP financial measures: EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit (before and after taxes), adjusted net income, return on invested capital (“ROIC”) and adjusted return on invested capital (“adjusted ROIC”). We also include ratios derived from non-GAAP measures. GAAP means generally accepted accounting principles in the United States.  This presentation contains reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measure.
• EBIT is equal to net income plus (a) interest expense, net; and (b) provision for income taxes. Adjusted EBIT is equal to EBIT plus restructuring charges.
• EBITDA is equal to net income plus (a) interest expense, net; (b) provision for income taxes; and (c) depreciation and amortization. For this presentation, adjusted EBITDA is calculated by adding to EBITDA (a) certain charges for a fine incurred by us in connection with the wastewater investigation at our primary manufacturing facility in Atlanta, Georgia related to conduct that took place prior to 2003, as well as a charge taken in the third quarter of fiscal 2007 reflecting our best estimate of costs associated with environmental remediation efforts related to soil and groundwater contamination present at that manufacturing facility, and (b) charges we incurred in connection with our restructuring initiatives, and excluding from EBITDA (a) gains resulting from the sale of the National
Chemical business (a water treatment business), and (b) gains from property-related sales that were unusual in nature given the infrequency with which we dispose of such facilities.
• Adjusted operating profit is calculated by adding to operating profit the restructuring charges and environmental remediation charge described above.
Adjusted net income is calculated by adding to net income the restructuring charges and environmental remediation charge described above.
• ROIC is equal to after-tax operating profit divided by total non-cash assets less non-interest bearing liabilities.  Adjusted ROIC is equal to after-tax adjusted operating profit (as described above) divided by total non-cash assets less non-interest bearing liabilities.
• We believe EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, and adjusted net income and the ratios derived from these measures are useful to an investor in evaluating our performance for the following reasons:
– During the first quarter of fiscal year 2009, Zep’s management initiated actions necessary to reduce non-sales headcount by 5%. Accordingly, we
recorded a net pretax charge of $1.9 million during the three months ended November 30, 2008.   This charge was entirely composed of severance
related costs.  In the second quarter of fiscal year 2009, the Company recorded a charge of $1.1 million as it exited two facilities, and, in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, adjusted sub-lease rental income assumptions associated with a leased facility exited during the third quarter of fiscal year 2008. During the second quarter of fiscal year 2008, Zep’s management recorded net pretax severance-related costs of $0.8 million. We believe it is useful to exclude restructuring charges from reported operating results as they are unrelated to our core operating performance.
– During the third quarter of 2008, the progress made on the Company’s strategic initiatives resulted in restructuring charges totaling $9.3 million. The restructuring breakdown is as follows: The company recognized a $4.5 million charge for employee severance related to the new organizational structure we announced in June that will serve to decentralize specific functions of the business to establish decision making and accountability closer to the customer. Additionally, during the third quarter, we incurred a $3.3 million charge related to the consolidation of our corporate headquarters, which includes certain assumptions made regarding future revenue from sublease rentals. Lastly, we recorded a $1.5 million charge related to the write-down and disposal of discontinued inventory as a result of our product line rationalization. This charge addresses the integration of our Selig product line into Zep and the first wave of reductions from the bottom half of our products in our North American I&I product line. We believe it is useful to exclude such charges from reported operating results as they are unrelated to our core operating performance.
Copyright 2009. Zep Inc. - All rights reserved.

Non-GAAP Disclosure
(continued)
– We recently paid a fine of $3.8 million in connection with intentional misconduct on the part of certain non-executive employees resulting in our failure to comply with our wastewater discharge permit prior to 2003 at our primary manufacturing facility in Atlanta, Georgia. In connection with the investigation, the EPA and Zep each analyzed samples taken from certain sumps at this manufacturing facility, and the results led us to undertake further soil and groundwater studies. Based on the results to date of these studies, we plan to conduct voluntary remediation of the site and in May
2007 accrued a pre-tax liability of $5.0 million representing our best estimate of costs associated with remediation and other related groundwater issues over approximately five years at this site. The remediation will address issues that have developed in the past, during the almost fifty-year period we have been operating at the site. We believe that the expenses associated with this fine and remediation are non-recurring in nature and that such expenses are not reflective of our core operating performance. Accordingly, we believe it useful to exclude these expenses from our reported operating results.
– During fiscal 2005, we undertook a restructuring initiative designed to streamline operations, improve customer service, and reduce transaction costs.
In connection with these restructuring activities, we incurred a special charge of $4.5 million during the second quarter of fiscal 2005 to reflect the costs associated with the elimination of 70 salaried positions worldwide. We believe it is useful to exclude this charge from our reported operating results because it is unrelated to our core operating performance.
– During fiscal 2004, we sold the National Chemical business, which marketed water treatment chemicals and services. While this sale was completed in fiscal 2004, we deferred the recognition of a portion of the total $1.5 million gain until the following fiscal year. This deferral was necessary because of concerns surrounding the collectability of consideration promised in exchange for National Chemical. We have adjusted our reported operating results to exclude the impact of the gains related to the sale of this business as the proceeds received from the sale are not relevant to our ongoing core operating performance.
– We routinely dispose of certain classes of fixed assets in the normal course of business, such as equipment and vehicles used in the production and delivery of our products. Less frequent are sales of facilities operated by the company. However, in fiscal 2005, we recognized gains on such sales of
$2.1 million. These sales were executed in fiscal 2005 pursuant to a specific review of our leased and owned facilities. While the evaluation of our resources is an on-going process, the company does not currently have plans involving similar facility sales and, therefore, believes it is useful to adjust reported operating results to present financial measures that exclude gains related to these sales.
– We believe these measures are an important indicator of our operating strength and the performance of our business because they provide a link between profitability and operating cash flow.
– We believe these measures adjust for items which are generally not indicative of our core operating performance.
– We also believe that analysts and investors use EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, and adjusted net income as supplemental measures to evaluate the overall operating performance of companies in our industry.
• We believe ROIC is a useful measure in providing investors with information regarding our performance. ROIC is a widely accepted measure of earnings efficiency in relation to total capital.  We believe that the expenses associated with the environmental fine and remediation are non-recurring in nature and that such expenses are not reflective of our core operating performance. Accordingly, we believe it useful to exclude these expenses from adjusted ROIC.
• Our management uses EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, and adjusted net income:
– as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis as they remove the impact of items not directly resulting from our core operations;
– to evaluate the effectiveness of our operational strategies; and
– to evaluate our capacity to fund capital expenditures and expand our business.
Copyright 2009. Zep Inc. - All rights reserved.

Non-GAAP Disclosure
(continued)
• Our management uses ROIC and adjusted ROIC as a measure of how effectively we allocate our capital in our core operations and to measure progress against our longer-term value creation goals.
• EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, adjusted net income, ROIC and adjusted ROIC and the ratios derived from these measures as calculated by us are not necessarily comparable to similarly titled measures used by other companies. In addition, these measures: (a) do not represent net income or cash flows from operating activities as defined by GAAP; (b) are not necessarily indicative of cash available to fund our cash flow needs; and (c) should not be considered as alternatives to operating profit, net income, cash provided by operating activities, or our other financial information as determined under GAAP.
Copyright 2009. Zep Inc. - All rights reserved.